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                                                                   EXHIBIT 10.04

                 THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

         THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "First Amendment") is made as of this 4th day of February, 2004 by and between CONSORTIUM TWO - PUBLIC LEDGER, L.P. ("Seller") and GREIT - PUBLIC LEDGER, LLC ("Purchaser").

                                   WITNESSETH:

         WHEREAS, on or about December 19, 2003, Seller and Triple Net Properties, LLC, entered into that certain Purchase and Sale Agreement (the "Original Agreement") for the purchase and sale of the property and improvements located at 150 S. Independence Mall West, Philadelphia, Pennsylvania, all as more particularly described in the Agreement (the "Property");

         WHEREAS, pursuant to that certain letter agreement dated January 8, 2004 (the "First Amendment"), Seller and Triple Net Properties, LLC amended the Original Agreement to extend the Acceptance Date to 5:00 p.m. (local time at the Property) on January 12, 2004.

         WHEREAS, pursuant to that certain letter agreement dated January 12, 2004 (the "Second Amendment"), Seller and Triple Net Properties, LLC amended the Original Agreement, as amended, to, inter alia, to reduce the Purchase Price from $34,250,000.00 to $33,950,000.00; extend the Acceptance Date to 5:00 p.m.
(local time at the Property) on January 12, 2004;

         WHEREAS, pursuant to that certain Assignment of Contract dated January 23, 2004 (the "Assignment"), Triple Net Properties, LLC, as assignor, assigned all its right, title and interest to the Agreement (hereinafter defined) to Purchaser, as assignee;

         WHEREAS, the parties desire by the execution of this Third Amendment to further modify certain terms and provisions of the Agreement, as amended and assigned, as more particularly set forth below.

         NOW, THEREFORE, in consideration of the mutual promises of the parties hereto made one to another, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. All capitalized terms used herein and not otherwise defined herein shall have the meanings given them in the Original Agreement, as amended and assigned. Notwithstanding anything to the contrary, the Original Agreement, as amended by the First Amendment and the Second Amendment, and as assigned, is referred to hereafter as the "Agreement."

         2. The parties hereby acknowledge and agree that the Section 2.3 of the Original Agreement (captioned, "Closing") shall be amended such that the Date of Closing shall now be February 11, 2004.

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         3.       The parties hereby acknowledge and agree that, in
consideration for Seller's agreement to extend the Date of Closing, Purchaser shall, by federal wire transfer, promptly deliver to, and deposit with, the Escrow Agent, no later than 5:00 p.m., Washington DC time, on February 5, 2004, a non-refundable payment in the sum of Five Hundred Thousand and NO/100 U.S. Dollars ($500,000.00) (the "Second Additional Deposit"). The parties acknowledge and agree that the payment of the Second Additional Deposit to the Escrow Agent is as an accommodation only. In the event Closing occurs on February 11, 2004, the Purchase Price shall be reduced in an amount equal to the Second Additional Deposit. However, in the event Closing does not occur on February 11, 2004, the Escrow Agent shall transfer the Second Additional Deposit to Seller upon demand therefor any time thereafter.

         4. The remaining terms and provisions of the Agreement not specifically and expressly modified hereby remain as originally written and the parties hereto hereby ratify and confirm same; each hereby acknowledging that, as of the date hereof, neither party is in default of its respective obligations thereunder.

         5. This Third Amendment shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

         6. This Third Amendment may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

                      [Signature page to follow hereafter]

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         IN WITNESS WHEREOF, The parties have executed this Third Amendment or have caused this Third Amendment to be executed on their behalf, as of the day and year first above written.

                                     SELLER:

                                     CONSORTIUM TWO - PUBLIC LEDGER, L.P. a
                                     Pennsylvania limited partnership

                                     By: Consortium Two - Public Ledger, Inc., a
                                         Delaware corporation, general partner

                                         By: /s/ Joseph S. Galli
                                             ---------------------------------
                                             Name: Joseph S. Galli
                                             Title: Vice President

                                     PURCHASER:

                                     GREIT - PUBLIC LEDGER, LLC, a Pennsylvania limited liability company

                                     By: TRIPLE NET PROPERTIES, LLC, a Virginia
                                         limited liability company, its manager

                                         By: __________________________________
                                             Name:
                                             Title:

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         IN WITNESS WHEREOF, the parties have executed this Third Amendment or have caused this Third Amendment to be executed on their behalf, as of the day and year first above written.

                                     SELLER:

                                     CONSORTIUM TWO - PUBLIC LEDGER, L.P. a
                                     Pennsylvania limited partnership

                                     By: Consortium Two - Public Ledger, Inc., a
                                         Delaware corporation, general partner

                                         By: __________________________________
                                             Name:
                                             Title:

                                     PURCHASER:

                                     GREIT - PUBLIC LEDGER, LLC, a Pennsylvania limited liability company

                                     By: TRIPLE NET PROPERTIES, LLC, a Virginia
                                         limited liability company, its manager

                                         By: /s/ Diana M. Laing
                                             ---------------------------------
                                             Name: DIANA M. LAING
                                             Title: CFO